UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2008

WORLDWIDE STRATEGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-52362 (Commission File Number)	41-0946897 (IRS Employer Identification No.)

3801 East Florida Avenue, Suite 400, Denver, Colorado 80210
(Address of principal executive offices) (Zip Code)

(303) 991-5887
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2008, Worldwide Strategies Incorporated (“WWSG”) amended its Certificate of Designation of Series A Convertible Preferred Stock (“Series A”) to increase the number of available shares of Series A to 5,000,000.  No other Series A rights or privileges were amended.  WWSG has not issued any shares of Series A.  The Amended Certificate of Designation is attached herewith as Exhibit 3.1.

Item 9.01                                Financial Statements and Exhibits

Regulation S-K Number	Document
3.1	Amendment to Certificate of Designation Before Issuance of Class or Series pursuant to NRS 78.1955

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE STRATEGIES INCORPORATED
December 17, 2008	By: /s/ W. Earl Somerville W. Earl Somerville Chief Financial Officer

Exhibit Index

Regulation S-K Number	Document
3.1	Amendment to Certificate of Designation Before Issuance of Class or Series pursuant to NRS 78.1955